                                                                    EXHIBIT 99.1


DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02
7:32AM              Summary Of Bank And Investment Accounts        Attachment 1
Summary                   American Classic Voyages Co
American Classic              Case No: 01-10954 (EIK)                 UNAUDITED
Voyages Co                  For Month Of March, 2002


                                          Balances
                                      -------------------------------     Receipts &         Bank
                                           Opening          Closing       Disbursements      Statements         Account
Account                               As Of 3/01/02     As Of 3/31/02     Included           Included           Reconciled
-------                               -------------     -------------     --------           --------           ----------

AMCV Deferred Compensation                    0.00             0.00       No -               No -               No -
Bank One                                                                  Account            Account            Account
Account # - 1590101554                                                    Closed             Closed             Closed

AMCV Dental Benefits                          0.00             0.00       No -               No -               No -
Chase (JP Morgan Chase & Co)                                              Account            Account            Account
Account # - 002-2-426530                                                  Closed             Closed             Closed

AMCV Employee Stock Plan                      0.00             0.00       No -               No -               No -
LaSalle Bank                                                              Account            Account            Account
Account # - 5800015140                                                    Closed             Closed             Closed

AMCV Insurance                                0.00             0.00       No -               No -               No -
LaSalle Bank                                                              Account            Account            Account
Account # - 5800021411                                                    Closed             Closed             Closed

AMCV Medical Benefits                     5,863.27         3,048.44       Yes                No - Not           Yes
Chase (JP Morgan Chase & Co)                                                                 Concentration
Account # - 002-2-426522                                                                     Account

American Classic Voyages Co                   0.00             0.00       No -               No -               No -
Master Cash                                                               Account            Account            Account
LaSalle Bank                                                              Closed             Closed             Closed
Account # - 2355464

American Classic Voyages Co                   0.00             0.00       No -               No -               No -
Payroll                                                                   Account            Account            Account
LaSalle Bank                                                              Closed             Closed             Closed
Account # - 2369368

American Classic Voyages Co               7,010.01             0.00       Yes                No - Not           Yes
PAC                                                                                          Concentration
LaSalle Bank                                                                                 Account
Account # - 2355882

American Classic Voyages Co           8,035,212.82     6,146,055.96       Yes                Yes                Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                   0.00             0.00       No -               No -               No -
Investment Account                                                        Account            Account            Account
Goldman Sachs & Co.                                                       Closed             Closed             Closed
Account # - 020-53613-2

American Classic Voyages Co                   0.00             0.00       No -               No -               No -
Investment Account                                                        Account            Account            Account
Merrill Lynch                                                             Closed             Closed             Closed
Account # - 318-3271750-7

American Classic Voyages Co                   0.00             0.00       No -               No -               No -
Investment Account                                                        Account            Account            Account
Conifer Securities                                                        Closed             Closed             Closed
Account # - 330-50683 1-8

16-Apr-02
7:33AM                      Receipts & Disbursements             Attachment 2-1
R&D - Chase                 American Classic Voyages
- AMCV Med Ben               Case No: 01-10954 (EIK)                  UNAUDITED
                                     Chase
                             AMCV Medical Benefits
                            Account # - 002-2-426522
                            1 March 02 - 31 March 02


Opening Balance - 1 Mar 02
                                 5,863.27


Receipts


                                13,983.43     From United Healthcare (Reversal)


                               ----------
                                13,983.43     Total Receipts


Disbursements

                               (16,798.26)    To United Healthcare


                               ----------
                               (16,798.26)    Total Disbursements



Closing Balance - 31 Mar 02
                                 3,048.44

16-Apr-02
8:06AM                      Receipts & Disbursements             Attachment 2-2
R&D - LaSalle               American Classic Voyages
- AMCV PAC                   Case No: 01-10954 (EIK)                  UNAUDITED
                                    LaSalle
                                      PAC
                              Account # - 2355882
                            1 March 02 - 31 March 02


Opening Balance - 1 Mar 02
                     7,010.01


Receipts



                    ---------
                         0.00       Total Receipts


Disbursements
                    (7,010.01)      Distribution To Contributors


                    ---------
                    (7,010.01)      Total Disbursements



Closing Balance - 31 Mar 02
                         0.00

16-Apr-02                   Receipts & Disbursements             Attachment 2-3
8:08 AM                     American Classic Voyages
R&D - Credit                 Case No: 01-10954 (EIK)                  UNAUDITED
Suisse Investment                Credit Suisse
Account                        Investment Account
                             Account # - 247003452
                            1 March 02 - 31 March 02


Opening Balance - 1 Mar 02
                        8,035,212.82


Receipts
                           10,843.14     Interest Earned


                       -------------
                           10,843.14     Total Receipts


Disbursements
                       (1,900,000.00)    To The Delta Queen Steamboat Company -
                                         Hibernia - DQ Master Cash Account
                                         (812-395-335)


                       -------------
                       (1,900,000.00)    Total Disbursements


Closing Balance - 31 Mar 02
                        6,146,055.96

AMCV US SET OF BOOKS                                   Date: 19-APR-02 08:27:24
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAR-02

currency USD
Company=10 (AMCV)


                                     PTD-Actual
                                      31-Mar-02
                                    ------------

Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                   -------------
Net Revenue                                 0.00

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses                          0.00
Vessel Expenses                             0.00
Layup/Drydock Expense                       0.00
Vessel Insurance                            0.00
                                   -------------
Total Operating Expenses                    0.00

                                   -------------
Gross Profit                                0.00

SG&A Expenses
General and Admin Expenses             15,852.67
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                   -------------
Total SG&A Expenses                    15,852.67

                                   -------------
EBITDA                                (15,852.67)

Depreciation                           14,984.80
                                   -------------

Operating Income                      (30,837.47)

Other Expense/(Income)
Interest Income                          (436.91)
Interest Expense                       10,842.72
Equity in Earnings for Sub         (4,131,863.02)
Reorganization expenses               487,381.74
                                   -------------
Total Other Expense/(Income)        4,629,650.57
                                   -------------

Net Pretax Income/(Loss)           (4,660,488.04)

Income Tax Expense                          0.00
                                   -------------

                                   -------------
Net Income/(Loss)                  -4,660,488.04
                                   =============

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:02:14
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAR-2

currency USD
Company=10 (AMCV)


                                        YTD-Actual            YTD-Actual
                                        31-Mar-02              19-Oct-01
                                      --------------         --------------

ASSETS

Cash and Equivalent                     6,146,055.96          10,343,248.25

Restricted Cash                           499,877.32                   0.00

Marketable Securities                           0.00                 337.15

Accounts Receivable                     3,678,916.74           3,678,916.74

Inventories                                     0.00                   0.00

Prepaid Expenses                          588,507.00                   0.00

Other Current Assets                            0.00                   0.00
                                      --------------         --------------

Total Current Assets                   10,913,357.02          14,022,502.14


Fixed Assets                            4,979,716.68           4,979,716.68

Accumulated Depreciation               (4,573,506.53)         (4,497,369.91)
                                      --------------         --------------

Net Fixed Assets                          406,210.15             482,346.77


Net Goodwill                               79,850.94              81,420.64

Intercompany Due To/From              267,462,638.19         265,726,906.60

Net Deferred Financing Fees             3,294,158.46           3,408,954.89

Net Investment in Subsidiaries         37,431,844.07          48,551,297.73

Other Non Current Assets                        0.00             109,986.54
                                      --------------         --------------

Total Other Assets                    308,268,491.66         317,878,566.40
                                      --------------         --------------
Total Assets                          319,588,058.83         332,383,415.31
                                      ==============         ==============

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:02:14
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAR-2

currency USD
Company=10 (AMCV)


                                              YTD-Actual             YTD-Actual
                                              31-Mar-02               19-Oct-01
                                            --------------         --------------

LIABILITIES
Accounts Payable                                      0.00                   0.00

Accrued Liabilities                           1,672,990.86           1,089,864.63

Deposits                                              0.00                   0.00
                                            --------------         --------------

Total Current Liabilities                     1,672,990.86           1,089,864.63


Long Term Debt                                        0.00                   0.00

Other Long Term Liabilities                  (3,221,982.41)         (3,434,093.96)
                                            --------------         --------------

Total Liabilities                            (1,548,991.55)         (2,344,229.33)


OTHER

Liabilities Subject to Compromise           200,418,510.55         200,418,510.55
                                            --------------         --------------

Total Other                                 200,418,510.55         200,418,510.55


OWNER'S EQUITY

Common Stock                                    211,013.08             211,013.08

Add'l Paid In Capital                       204,438,037.35         204,438,037.35

Current Net Income (Loss)                    (9,910,043.60)        (40,694,620.74)

Retained Earnings                           (74,020,467.00)        (29,645,295.60)
                                            --------------         --------------

Total Owner's Equity                        120,718,539.83         134,309,134.09
                                            --------------         --------------

Total Liabilities & Equity                  319,588,058.83         332,383,415.31
                                            ==============         ==============

American Classic Voyages, Co.    ATTACHMENT 6                     01-10954(JCA)
                   Summary List of Due To/Due From Accounts
                      For the Month Ended March 31, 2002

                                                          BEGINNING                                                   ENDING
AFFILIATE NAME                            CASE ID #        BALANCE             DEBITS             CREDITS            BALANCE
--------------                            ---------       ---------            ------             -------            -------

AMCV Cruise Operations, Inc.               01-10967      78,732,843.30      1,352,211.22         572,249.31      79,512,805.21
The Delta Queen Steamboat Co.              01-10970       6,325,037.83          4,581.88           2,406.72       6,327,212.99
DQSB II, Inc.                              01-10974          22,836.06                --                 --          22,836.06
Great AQ Steamboat, L.L.C                  01-10960     (22,410,666.55)               --             485.75     (22,411,152.30)
Great Pacific NW Cruise Line, L.L.C        01-10977     (15,487,540.41)               --                 --     (15,487,540.41)
Great River Cruise Line, L.L.C             01-10963       6,707,630.20                --           4,709.58       6,702,920.62
Great Ocean Cruise Line, L.L.C             01-10959     (29,613,350.37)            76.41                 --     (29,613,273.96)
Cruise America Travel, Incorporated        01-10966         103,377.71                --                 --         103,377.71
Delta Queen Coastal Voyages, L.L.C         01-10964         934,299.38                --                 --         934,299.38
Cape Cod Light, L.L.C                      01-10962      (1,670,131.78)               --                 --      (1,670,131.78)
Cape May Light, L.L.C                      01-10961        (657,659.57)               --                 --        (657,659.57)
Project America, Inc.                      N/A          (29,154,390.86)               --                 --     (29,154,390.86)
Oceanic Ship Co.                           N/A           41,557,089.74                --                 --      41,557,089.74
Project America Ship I, Inc.               N/A            1,793,166.15                --                 --       1,793,166.15
Project America Ship II, Inc.              N/A           27,241,846.63                --                 --      27,241,846.63
Ocean Development Co.                      01-10972     206,379,952.56                --                 --     206,379,952.56
Great Hawaiian Cruise Line, Inc.           01-10975       3,599,725.67                --                 --       3,599,725.67
Great Hawaiian Properties Corporation      01-10971     (51,110,970.59)               --                 --     (51,110,970.59)
American Hawaii Properties Corporation     01-10976       2,484,165.74                --                 --       2,484,165.74
Great Independence Ship Co.                01-10969      24,948,942.58                --                 --      24,948,942.58
CAT II, Inc.                               01-10968      15,959,416.62                --                 --      15,959,416.62
                                                        ----------------------------------------------------------------------
                                                        266,685,620.04      1,356,869.51         579,851.36     267,462,638.19
                                                        ======================================================================

                          American Classic Voyages Co.
                                 01-10954 (EIK)


                           Accounts Receivable Aging
                              As of March 31, 2002




                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (EIK)


                            Accounts Payable Detail
                              As of March 31, 2002




                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Amount represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. The Company's self-funded health plan was terminated as of December 31, 2001. The Company is carrying a reserve for late claims. An evaluation of this reserve was conducted at the end of the first quarter and the results are reflected herein.